Exhibit 10.1

Execution Version

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”) dated as of December 13, 2023, is among CRESCENT ENERGY FINANCE LLC (f/k/a Independence Energy Finance LLC), a Delaware limited liability company (the “Borrower”); each of the undersigned Guarantors (collectively with the Borrower, the “Obligors”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), Collateral Agent and a Letter of Credit Issuer; and the Lenders signatory hereto.

RECITALS

A. The Borrower, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuers and the Lenders are parties to that certain Credit Agreement dated as of May 6, 2021 (as amended by the First Amendment to Credit Agreement, dated as of September 24, 2021, as amended by the Second Amendment to Credit Agreement, dated as of March 30, 2022, the Third Amendment to Credit Agreement, dated as of March 30, 2022, the Fourth Amendment to Credit Agreement, dated as of September 23, 2022, the Fifth Amendment to Credit Agreement, dated as of July 3, 2023, and as further amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower, the Administrative Agent and the Lenders party hereto (which constitute at least the Required Lenders) have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Sixth Amendment refer to sections, exhibits and schedules of the Credit Agreement.

Section 2. Amendments to the Credit Agreement on the Sixth Amendment Effective Date. Subject to the conditions precedent contained in Section 3 hereof, the Credit Agreement shall be amended effective as of the Sixth Amendment Effective Date in the manner provided in this Section 2.

2.1 Amendments to Section 1.1.

(a) The following definition is hereby amended and restated in its entirety to read as follows:

“Aggregate Elected Commitment Amount” means the sum of the Elected Commitment Amounts of all of the Lenders. The Aggregate Elected Commitment Amount as of the Sixth Amendment Effective Date is $1,300,000,000.

“Aggregate Maximum Credit Amount” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be increased, reduced or terminated from time to time in connection with an optional increase of the Aggregate Maximum Credit Amount pursuant to Section 2.16(a) or a termination or reduction of the Aggregate Maximum Credit Amount pursuant to Section 4.2. The Aggregate Maximum Credit Amount as of the Sixth Amendment Effective Date is $3,000,000,000.

“Agreement” shall mean this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified.

“Elected Commitment Amount” shall mean, (a) with respect to each Revolving Lender as of the Sixth Amendment Effective Date, the amount set forth opposite such Revolving Lender’s name on Schedule 1.1(a) as such Revolving Lender’s “Elected Commitment Amount” and (b) in the case of any Person that becomes a Revolving Lender after the Sixth Amendment Effective Date, the amount specified as such Revolving Lender’s “Elected Commitment Amount” in the Assignment and Acceptance or in the Incremental Agreement pursuant to which such Revolving Lender assumed a portion of the Total Revolving Commitment, in each case as the same may be changed from time to time pursuant to the terms of this Agreement.

“Revolving Lenders” shall mean the Persons listed as “Revolving Lenders” on Schedule 1.1(a) as of the Sixth Amendment Effective Date, and any other Person that shall have become a party hereto with a Revolving Commitment and/or any Revolving Loan pursuant to Section 2.16 or pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto with a Revolving Commitment and/or any Revolving Loan pursuant to an Assignment and Acceptance.

(a) Each of the following definitions is hereby added where alphabetically appropriate to read as follows:

“Sixth Amendment” shall mean that certain Sixth Amendment to Credit Agreement, dated as of December 13, 2023, among the Borrower, the Administrative Agent and the Lenders party thereto.

“Sixth Amendment Effective Date” has the meaning assigned to such term in the Sixth Amendment.

(b) The definition of “Fifth Amendment Effective Date” is hereby deleted in its entirety

2.2 Amendment to Section 2.14(a). Section 2.14(a) is hereby amended and restated in its entirety to read as follows:

(a) Sixth Amendment Borrowing Base. For the period from and including the Sixth Amendment Effective Date to but excluding the first Redetermination Date to occur thereafter, the amount of the Borrowing Base shall be equal to $2,000,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to adjustments from time to time pursuant to the Borrowing Base Adjustment Provisions. For purposes of this Agreement the determination of the Borrowing Base on the Sixth Amendment Effective Date shall constitute the October 1, 2023 Scheduled Redetermination.

2.3 Amendment to Section 2.14(e). Section 2.14(e) is hereby amended by replacing the phrase “(x) Permitted Additional Debt or Permitted Junior Lien Debt issued during the period commencing on the Fifth Amendment Effective Date and ending on the Scheduled Redetermination Date for the October 1, 2023 Scheduled Redetermination, in an aggregate principal amount of up to $500,000,000” contained therein with the phrase “(x) Permitted Additional Debt or Permitted Junior Lien Debt issued during the period commencing on the Sixth Amendment Effective Date and ending on the Scheduled Redetermination Date for the April 1, 2024 Scheduled Redetermination, in an aggregate principal amount of up to $500,000,000”.

2.4 Amendment to Schedule 1.1(a). Schedule 1.1(a) is hereby amended by deleting the parenthetical “(as of the Fifth Amendment Effective Date)” and replacing it with “(as of the Sixth Amendment Effective Date)”.

Section 3. Conditions Precedent to Sixth Amendment Effective Date. This Sixth Amendment shall become effective on the date (such date, the “Sixth Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 13.1):

3.1 Amendment. The Administrative Agent shall have received from the Required Lenders and each Obligor counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Sixth Amendment signed on behalf of such Persons.

3.2 Fees and Expenses. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date, including (to the extent invoiced at least three (3) Business Days prior), reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.3 No Event of Default. After giving effect to the terms of this Sixth Amendment, no Event of Default shall have occurred and be continuing as of the Sixth Amendment Effective Date.

The Administrative Agent is hereby authorized and directed to declare the Sixth Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Sixth Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Sixth Amendment, shall remain in full force and effect following the Sixth Amendment Effective Date.

4.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby: (a) acknowledges the terms of this Sixth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each such Credit Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the date hereof, each reference to the Credit Agreement in the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Sixth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Sixth Amendment: (i) the representations and warranties set forth in each Credit Document to which it is a party are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), provided that such representations shall be true and correct in all respects to the extent already qualified by materiality, and (ii) no Event of Default has occurred and is continuing.

4.3 Counterparts. This Sixth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.

4.4 No Oral Agreement. This Sixth Amendment and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders party hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, any Agent nor any Lender party hereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

4.5 GOVERNING LAW. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Severability. Any provision of this Sixth Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.7 Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.8 Credit Document. This Sixth Amendment is a “Credit Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed.

BORROWER:	CRESCENT ENERGY FINANCE LLC

	By: Name: Title:	/s/ Brandi Kendall Brandi Kendall Vice President
GUARANTORS:
INDEPENDENCE MINERALS HOLDINGS LLC IE BUFFALO MINERALS LLC

	By:	/s/ Brandi Kendall
	Name:	Brandi Kendall
	Title:	Vice President

INDEPENDENCE UPSTREAM HOLDINGS L.P. By: Independence Upstream Holdings GP LLC, its general partner

	By:	/s/ Brandi Kendall
	Name:	Brandi Kendall
	Title:	Vice President

COLT ADMIRAL A HOLDING L.P. TITAN ENERGY HOLDINGS L.P.

By: Colt Admiral A Holding GP LLC, its general partner

	By:	/s/ Brandi Kendall
	Name:	Brandi Kendall
	Title:	Vice President

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

INDEPENDENCE UPSTREAM HOLDINGS GP LLC

COLT ADMIRAL A HOLDING GP LLC

BRIDGE ENERGY LLC

BRIDGE ENERGY HOLDINGS LLC

JAVELIN OIL & GAS, LLC

SPRINGFIELD GS HOLDINGS LLC

JAVELIN EFA GP LLC

JAVELIN PALO VERDE GP LLC

JAVELIN MARKETING, LLC

JAVELIN EF GP LLC

CMP LEGACY CO. LLC

JAVELIN UINTA, LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EFA HOLDINGS LLC By: JAVELIN OIL & GAS, LLC, its sole member

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EF L.P. By: Javelin EF GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

JAVELIN PALO VERDE LP By: Javelin Palo Verde GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EF AGGREGATOR L.P NEWARK C-I HOLDING L.P. JAVELIN PALO VERDE AGGREGATOR L.P. By: Javelin EFA GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

INDEPENDENCE UPSTREAM L.P. By: Independence Upstream GP LLC, its general partner By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

INDEPENDENCE UPSTREAM GP LLC By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

FOURPASS ENERGY LLC

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Authorized Person

CONTANGO CRESCENT RENEE LLC

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Senior Vice President

MADDEN ASSETCO LLC

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Senior Vice President

MADDEN AGENTCO INC.

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Senior Vice President

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

CONTANGO CRESCENT VENTURECO I LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Senior Vice President

CRESCENT CONVENTIONAL LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

CMP VENTURE CO. LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

JAVELIN VENTURECO LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

RENEE HOLDING GP LLC

EIGF MINERALS GP LLC

INDEPENDENCE MINERALS GP LLC

IE BUFFALO HOLDINGS LLC

VINE ROYALTY GP LLC

RENEE C-I HOLDING AGENT CORP.

RENEE ACQUISITION LLC

KNR RESOURCE INVESTORS GP LLC

KNR RESOURCE HOLDINGS GP I LLC

NEWARK ACQUISITION GP I LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

NEWARK HOLDING AGENT CORP.

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Chief Executive Officer

EIGF MINERALS L.P. By: EIGF Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

INDEPENDENCE MINERALS L.P. DMA ROYALTY INVESTMENTS L.P. FALCON HOLDING L.P. MINERAL ACQUISITION COMPANY I, LP By: Independence Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

VINE ROYALTY L.P. By: Vine Royalty GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

KNR RESOURCE INVESTORS L.P. By: KNR Resource Investors GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

RENEE C-I HOLDING L.P. By: Renee Holding GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

KNR RESOURCE HOLDINGS I L.P. By: KNR Resource Holdings GP I LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

NEWARK ACQUISITION I L.P. By: Newark Acquisition GP I LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

CONTANGO RESOURCES, LLC
CONTANGO ALTA INVESTMENTS, LLC
CONTANGO MIDSTREAM COMPANY, LLC
CONTARO COMPANY, LLC
IE L MERGER SUB LLC
CONTANGO AGENTCO ONSHORE, INC.

By:	/s/ Clay Rynd
Name: Clay Rynd
Title: Senior Vice President

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

ADMINISTRATIVE AGENT, COLLATERAL AGENT, LETTER OF CREDIT ISSUER and LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, a Letter of Credit Issuer and Lender

	By:	/s/ Jay Buckman
Name:Jay Buckman Title: Managing Director

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

LETTER OF CREDIT ISSUER and LENDER:	JPMORGAN CHASE BANK, N.A., as a Letter of Credit Issuer and Lender

	By:	/s/ Dalton Harris
Name:Dalton Harris Title: Authorized Officer

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Ajay Prakash
Name:Ajay Prakash Title: Director

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Kristan Spivey
Name:Kristan Spivey Title: Authorized Signatory

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

LENDER:	FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Thomas Kleiderer
	Name:	Thomas Kleiderer
	Title:	Managing Director

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ George McKean
	Name:	George McKean
	Title:	Senior Vice President

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

LENDER:	MIZUHO BANK, LTD., as a Lender

	By:	/s/ Edward Sacks
	Name:	Edward Sacks
	Title:	Executive Director

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

LENDER:	TRUIST BANK, as a Lender

	By:	/s/ Greg Krablin
	Name:	Greg Krablin
	Title:	Director

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

	By:	/s/ Aaron McLean
	Name:	Aaron McLean
	Title:	Vice President

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Lyle Levy
	Name:	Lyle Levy
	Title:	Director

[Signature Page to Crescent Energy Finance, LLC – Sixth Amendment to Credit Agreement]